Shareholders' Equity	12 Months Ended
Jun. 30, 2025
Shareholders’ Equity [Abstract]
SHAREHOLDERS’ EQUITY

NOTE 22 — SHAREHOLDERS’ EQUITY

Ordinary shares

The Company is authorized to issue 780,000,000 ordinary shares of a single class, par value HK$0.0005, or $0.00006375, per ordinary share. The additional paid in capital was $2,798,895 as of June 30, 2025. There are currently 20,000,000 issued and outstanding ordinary shares.

Special Reserve, Statutory Reserve and Restricted Net Assets

In accordance with the regulations of the PRC State Administration of Work Safety, the Company’s subsidiary, Anhui Xinxu Ltd.is required to incur safety production funds, which will be used for enhancement of production safety and improvement of facilities at the rate of: 3% of the actual sales income for the year below RMB10 million; 1.5% of the actual sales income for the year between RMB10 million and RMB100 million (included); 0.5% of the actual sales income for the year between RMB100 million and RMB1 billion (included); 0.2% of the actual sales income for the year between RMB1 billion and RMB5 billion (included); 0.1% of the actual sales income for the year between RMB5 billion and RMB10 billion (included); 0.05% of the actual sales income for the year above RMB10 billion. Company has an option of not appropriating the safety production funds after the reserve is equal to 5% of the subsidiary’s last fiscal year sales revenue. As of June 30, 2025 and 2024, the Company appropriated safety production funds, which were included in the special reserve under equity, in the amount of $2,686,899 for both years. Under PRC laws and regulations, special reserves are restricted to set off against the cost from enhancement of production safety and improvement of facilities, and are not distributable in terms of cash dividends, loans or advances except under liquidation.

Pursuant to Chinese Company law applicable to foreign investment companies, the Company’s PRC subsidiaries are required to maintain statutory surplus reserves. The statutory surplus reserves are to be appropriated from net income after taxes and should be at least 10% of the after-tax net income determined in accordance with accounting principles and relevant financial regulations applicable to PRC enterprises (“non-US GAAP”). The Company has an option of not appropriating the statutory surplus reserve after the statutory surplus reserve is equal to 50% of the subsidiary’s registered capital. Statutory surplus reserves are recorded as a component of shareholders’ equity. Per the PRC GAAP, the Company’s PRC subsidiaries can also use the statutory surplus reserves, to make up for previous year’s accumulated deficit. As of June 30, 2025, the Company has statutory surplus reserve of $130,878. Due to the Company was at an accumulated deficit position as of June 2024 after the making up for the previous year’s accumulated deficit, there was no statutory surplus reserve to be booked for the fiscal year ended on June 30, 2024.

As a result of these PRC laws and regulations and the requirement that distributions by PRC entities can only be paid out of distributable profits computed in accordance with PRC GAAP, the PRC entities are restricted from transferring a portion of their net assets to the Company. Amounts restricted include paid-in capital, additional paid-in capital and the statutory reserves of the Company’s PRC subsidiaries. As of June 30, 2025 and 2024, the aggregate amounts of capital and statutory reserves restricted which represented the amount of net assets of the relevant subsidiaries in the Company not available for distribution were $5,617,947 and $5,487,069, respectively.